Exhibit 24.1



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lawrence F. Assell and Mark Boucher, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her own name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifying and confirming all that each said attorney-in-fact and agent or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons for Bombardier Credit Receivables Corporation in the capacities indicated, on the 2nd day of July, 2003.

               Signatures                                          Title
               ----------                                          ------

         /S/ LAWRENCE F. ASSELL                  President and Director
-----------------------------------------
             Lawrence F. Assell


            /S/ MARK BOUCHER                     Treasurer
-----------------------------------------
              Mark Boucher

      /S/ LAWRENCE W. HOWARD, III                Director
-----------------------------------------
        Lawrence W. Howard, III

          /S/ BRIAN F. PETERS                    Director
-----------------------------------------
            Brian F. Peters

        /S/ CHRISTOPHER T. BURT                  Director
-----------------------------------------
          Christopher T. Burt

         /S/ BERNARD J. ANGELO                   Director
-----------------------------------------
           Bernard J. Angelo